Contingencies and Other Accrued Losses	12 Months Ended
May 31, 2018
Commitments And Contingencies Disclosure [Abstract]
Contingencies and Other Accrued Losses

NOTE P — CONTINGENCIES AND OTHER ACCRUED LOSSES

Accrued loss reserves consist of the following:

May 31,	2018	2017
(In thousands)
Accrued product liability reserves	$12,900	$14,932
Accrued warranty reserves	8,088	15,701
Accrued environmental reserves	1,144	1,102
Total Accrued Loss Reserves - Current	$22,132	$31,735
Accrued product liability reserves - noncurrent	$29,902	$28,222
Accrued warranty liability - noncurrent	3,633	3,448
Accrued environmental reserves - noncurrent	3,571	1,747
Total Accrued Loss Reserves - Noncurrent	$37,106	$33,417

We provide, through our wholly owned insurance subsidiaries, certain insurance coverage, primarily product liability coverage, to our other subsidiaries. Excess coverage is provided by third-party insurers. Our product liability accruals provide for these potential losses as well as other uninsured claims.  Product liability accruals are established based upon actuarial calculations of potential liability using industry experience, actual historical experience and actuarial assumptions developed for similar types of product liability claims, including development factors and lag times.  To the extent there is a reasonable possibility that potential losses could exceed the amounts already accrued, we believe that the amount of any such additional loss would be immaterial to our results of operations, liquidity and consolidated financial position.

We also offer warranties on many of our products, as well as long-term warranty programs at certain of our businesses, and have established product warranty liabilities. We review these liabilities for adequacy on a quarterly basis and adjust them as necessary. The primary factors that could affect these liabilities may include changes in performance rates as well as costs of replacement. Provision for estimated warranty costs is recorded at the time of sale and periodically adjusted, as required, to reflect actual experience. It is probable that we will incur future losses related to warranty claims we have received but that have not been fully investigated and related to claims not yet received. While our warranty liabilities represent our best estimates at May 31, 2018, we can provide no assurances that we will not experience material claims in the future or that we will not incur significant costs to resolve such claims beyond the amounts accrued or beyond what we may recover from our suppliers. Product warranty expense is recorded within selling, general and administrative expense.

Also, due to the nature of our businesses, the amount of claims paid can fluctuate from one period to the next.  While our warranty liabilities represent our best estimates of our expected losses at any given time, from time to time we may revise our estimates based on our experience relating to factors such as weather conditions, specific circumstances surrounding product installations and other factors.

The following table includes the changes in our accrued warranty balances:

Year Ended May 31,	2018	2017	2016
(In thousands)
Beginning Balance	$19,149	$13,314	$11,663
Deductions (1)	(26,199)	(18,269)	(18,061)
Provision charged to SG&A expense	17,924	23,862	19,653
Acquisitions	847	242	59
Ending Balance	$11,721	$19,149	$13,314

(1)	Primarily claims paid during the year.

In addition, like other companies participating in similar lines of business, some of our subsidiaries are involved in several proceedings relating to environmental matters.  It is our policy to accrue remediation costs when it is probable that such efforts will be required and the related costs can be reasonably estimated.  During our fiscal year ended May 31, 2018, we recorded an environmental reserve for approximately $1.7 million related to our estimate of remediation costs that may be required in relation to one of our facilities identified for sale and closure in connection with our ongoing restructuring activities.  In general, our environmental accruals are undiscounted liabilities, which are exclusive of claims against third parties, and are not material to our financial statements during any of the periods presented.

We were notified by the SEC on June 24, 2014, that we are the subject of a formal investigation pertaining to the timing of our disclosure and accrual of loss reserves in fiscal 2013 with respect to the previously disclosed U.S. Department Of Justice (the “DOJ”) and the U.S. General Services Administration (the “GSA”) Office of Inspector General investigation into compliance issues relating to Tremco Roofing Division’s GSA contracts. As previously disclosed, our Audit Committee completed an investigation into the facts and circumstances surrounding the timing of our disclosure and accrual of loss reserves with respect to the GSA and DOJ investigation, and determined that it was appropriate to restate our financial results for the first, second and third quarters of fiscal 2013.  These restatements had no impact on our audited financial statements for the fiscal years ended May 31, 2013 or 2014. The Audit Committee’s investigation concluded that there was no intentional misconduct on the part of any of our officers.

In connection with the foregoing, on September 9, 2016, the SEC filed an enforcement action against us and our General Counsel.  We have cooperated with the SEC’s investigation and believe the allegations in the complaint mischaracterize both our and our General Counsel’s actions in connection with the matters related to our quarterly results in fiscal 2013 and are without merit.  Both we and our General Counsel filed motions to dismiss the complaint on February 24, 2017.  Those motions to dismiss the complaint were denied by the Court on September 29, 2017.  We and our General Counsel filed answers to the complaint on October 16, 2017.  Formal discovery commenced in January 2018.  We intend to continue to contest the allegations in the complaint vigorously.

The action by the SEC could result in sanctions against us and/or our General Counsel and could impose substantial additional costs and distractions, regardless of its outcome. We have determined that it is probable that we will incur a loss relating to this matter and have estimated a range of potential loss. We have accrued at the low end of the range of loss, as no amount within the range is more likely to occur, and no amount within the estimated range of loss would have a material impact on our consolidated financial condition, results of operations or cash flows.

With respect to a case pending against one of our subsidiaries in which there is alleged both trade secret and trademark infringement, during the quarter ended August 31, 2017, the court denied our motion for summary judgment.  Based on our current understanding of the claim, we have determined that it is probable that we will incur a loss related to this claim and have estimated a range of potential loss. We have accrued at the low end of the range of loss, as no amount within the range is more likely to occur, and no amount within the estimated range of loss would have a material impact on our consolidated financial condition, results of operations or cash flows.